Supplement Dated October 2, 2014
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln AssetEdge/Exec® VUL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln AssetEdge/Exec® VUL

This supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference.

Changes to “Lapse and Reinstatement” section of the prospectus:

The third line has been corrected to read as follows:

“2) the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as Policy Lapse.”